AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT



     THIS AMENDMENT dated as of April 16, 1997 by and among JPE, Inc., a Michigan corporation ("Company"), the Banks signatory hereto and Comerica Bank, as agent for the Banks (in such capacity, "Agent").

                                R E C I T A L S:

     A. Company, Banks and Agent entered into that certain Third Amended and Restated Credit Agreement dated as of December 31, 1996 ("Agreement").

     B. Company, Banks and Agent desire to amend the Agreement as set forth below.

     NOW, THEREFORE, the parties agree as follows:

     1. Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

     2. Section 1.4 of the Agreement is amended to read as follows:

               "`Advance(s)' shall mean Revolving Credit Advance(s), Line of Credit Advance(s) and Swing Line Advance(s)."

     3. Section 1.10 of the Agreement is amended to read as follows:

               "1.10 `Applicable Interest Rate' shall mean (i) in respect of Revolving Credit Advances, the Eurocurrency-Based Rate or the Prime-based Rate, applicable to such Advance (in the case of a Eurocurrency-based Advance, for the relevant Interest Period), (ii) in respect of Line of Credit Advances, the Prime-based Rate applicable to such Advance and (iii) in respect of Swing Line Advances, the Prime-based Rate or the Quoted Rate applicable to such Advance for the relevant Interest Period, as selected by Company from time to time subject to the terms and conditions of this Agreement."

     4. Section 1.11 of the Agreement is amended to read as follows:

               "`Banks' shall mean Comerica Bank, Bank One Dayton, N.A., National Bank of Canada, NBD Bank and Harris Trust and Savings Bank and such other financial institutions from time to time parties hereto as lenders and shall include the Revolving Credit Banks, the Line of Credit Banks and the Swing Line Bank and any assignee which becomes a Bank pursuant to Section 14.9 hereof.

     5. The reference to "Schedule 1.43" in Section 1.45 of the Agreement is deleted and "Schedule 1.45" is inserted in lieu thereof.

     6. Section 1.71 of the Agreement is amended to read as follows:

               "1.71 `Majority Banks' shall mean at any time the Banks holding not less than sixty one percent (61%) of the sum of the aggregate principal amount of the Indebtedness outstanding at such time (each of the Revolving Credit Banks being entitled to vote its Percentage in each outstanding Letter of Credit) or, if no Indebtedness is then outstanding, the Banks holding not less than sixty one percent (61%) of the aggregate Percentage of the Revolving Credit Aggregate Commitment and the Line of Credit Aggregate Commitment as set forth in part (c) on Exhibit "G" annexed hereto.

     7. Section 1.74 of the Agreement is amended to read as follows:

               "`Notes' shall mean the Revolving Credit Notes, the Line of Credit Notes and the Swing Line Note."

     8. Section 1.77 of the Agreement is amended to read as follows:

               "`Percentage' shall mean, with respect to any Bank, its percentage share of the Revolving Credit Aggregate Commitment and its risk participation in Letters of Credit as set forth in part (a) on Exhibit "G" annexed hereto and its percentage share, if any, of the Line of Credit Aggregate Commitment as set forth in part (c) on Exhibit G annexed hereto, as Exhibit "G" may be revised from time to time by Agent in accordance with Section 14.9 hereof."

     9. Section 1.86 of the Agreement is amended to read as follows:

               "1.86. `Prime-based Rate' shall mean, for any day, (i) with respect to Line of Credit Advances, two percent (2%) plus the Prime Rate, and (ii) with respect to all other Advances, that rate of interest which is equal to the greater of (A) the Prime Rate or (B) the Alternate Base Rate."

     10. Sections 1.107 through 1.114 are added to the Agreement as follows:

               "1.107 "Line of Credit" shall mean the line of credit loan to be advanced to the Company by the Line of Credit Banks pursuant to
          Article 2.A hereof, in an aggregate amount (subject to the terms hereof), not to exceed, at any one time outstanding, the Line of Credit Aggregate Commitment.

               "1.108 "Line of Credit Advance" shall mean a borrowing requested by Company and made by Line of Credit Banks under Section 2.A.1 of this Agreement.

               "1.109 "Line of Credit Aggregate Commitment" shall mean Ten Million Dollars ($10,000,000), subject to reduction or termination under Section 2.A.6, 8.21 or 10.2 hereof.

               "1.110 "Line of Credit Banks" shall mean Comerica Bank, Harris Trust and Savings Bank and NBD Bank and such other financial institutions from time to time parties hereto as lenders of the Line of Credit."

               "1.111 "Line of Credit Maturity Date" shall mean the earlier to occur of (i) October 27, 1998 and (ii) the date on which the Line of Credit Aggregate Commitment shall be terminated pursuant to Section 2.A.6 or 10.2 hereof."

               "1.112 "Line of Credit Notes" shall mean the line of credit notes described in Section 2.A.1 hereof dated April 16, 1997, made by Company to each of the Line of Credit Banks in the form annexed to this Agreement as Exhibit "L", as such notes may be amended or supplemented from time to time, and any other notes issued in substitution, replacement or renewal thereof from time to time.

               "1.113 "Request for Line of Credit Advance" shall mean a Request for Line of Credit Advance issued by Company under Section 2.A.3 of this Agreement in the form annexed hereto as Exhibit "M".

               "1.114 `BATCO Acquisition' shall mean the acquisition by Dayton Parts, Inc. of all of the issued and outstanding stock of Brake, Axle and Tandem Company, a Texas corporation.

     11. All references to the term "Advance" in Article 2 of the Agreement shall mean "Revolving Credit Advance."

     12. Section 2.3(c) of the Agreement is amended to read as follows:

               "(c) the  principal  amount of such  requested  Revolving  Credit
          Advance, plus the principal amount of all other Revolving Credit Advances and Swing Line Advances then outstanding hereunder, plus the aggregate undraw portion of any Letters of Credit which shall be outstanding as of the date of the requested Revolving Credit Advance and the aggregate face amount of Letters of Credit requested but not yet issued, plus the aggregate amount of all outstanding Letter of Credit Obligations, less the principal amount of any outstanding Swing Line Advance to be refunded by the requested Revolving Credit Advance shall not exceed the then applicable Revolving Credit Aggregate Commitment;"

     13. Section 2.7 of the Agreement is amended to read as follows:

               "2.7 Reduction of Indebtedness; Revolving Credit Aggregate Commitment. If at any time and for any reason the aggregate principal amount of Revolving Credit Advances and Swing Line Advances hereunder to Company, plus the aggregate undraw amount of any Letters of Credit which shall be outstanding at such time, shall exceed the then applicable Revolving Credit Aggregate Commitment, Company shall immediately reduce any pending request for a Revolving Credit Advance on such day by the amount of such excess and, to the extent any excess remains thereafter, immediately repay an amount of the Indebtedness outstanding under the Revolving Credit Notes equal to such excess and, to the extent such Indebtedness consists of Letter of Credit Obligations, provide cash collateral on the basis set forth in Section
          10.2 hereof. Company acknowledges that, in connection with any repayment required hereunder, it shall also be responsible for the reimbursement of any prepayment or other costs required under Section
          12.1 hereof; provided, however, that Company shall, in order to reduce any such prepayment costs and expenses, first prepay such portion of the Indebtedness outstanding under the Revolving Credit Notes then carried as a Prime-based Advance, if any."

     14. Article 2.A is added to the Agreement as follows:

               "2.A LINE OF CREDIT

               "2.A.1 Line of Credit Commitment. Subject to the terms and conditions of this Agreement each Line of Credit Bank severally and for itself alone agrees to make Advances of the Line of Credit to Company from time to time on any Business Day during the period from the effective date hereof until (but excluding) the Line of Credit Maturity Date in aggregate amount not to exceed at any one time outstanding each such Line of Credit Bank's Percentage of the Line of Credit Aggregate Commitment. All of such Line of Credit Advances hereunder shall be evidenced by the Line of Credit Notes, under which advances, repayments and readvances may be made, subject to the terms and conditions of this Agreement.

               "2.A.2 Accrual of Interest and Maturity. (a) The Line of Credit Notes, and all principal and interest outstanding thereunder, shall mature and become due and payable in full on the Line of Credit Maturity Date, and each Line of Credit Advance evidenced by the Line of Credit Note from time to time outstanding hereunder shall, from and after the date of such Line of Credit Advance, bear interest at its applicable interest rate. The amount and date of each Line of Credit Advance, its applicable interest rate, and the amount and date of any repayment shall be noted on Agent's records, which records would be conclusive evidence thereof, absent manifest error; provided, however, that any failure by the agent to record any such information shall not relieve Company of its obligation to repay the outstanding principal amount of such Line of Credit Advance, all interest incurred thereon and in amount payable with respect thereto in accordance with the terms of this Agreement and the other Loan Documents.

               "Section  2.A.3 Request for Advances.  Company may request a Line of Credit Advance only after delivery to agent of a Request for Line of Credit Advance executed by an authorized officer of Company, subject to the following provisions hereof: (a) each such Request for Line of Credit Advance shall set forth the information required on the Request for Line of Credit Advance form annexed hereto as Exhibit "M", including without limitation, the proposed date of a Line of Credit Advance, which must be a Business Day; (b) each such Request for Line of Credit Advance shall be delivered to Agent by noon (Detroit time) on such proposed date; (c) the principal amount of such Request of Line of Credit Advance, plus the principal amount of all other Line of Credit Advances then outstanding under the Line of Credit Notes, shall not exceed the then applicable Line of Credit Aggregate Commitment;
          (d) the principal amount of such Line of Credit Advance shall be at least Five Hundred Thousand Dollars ($500,000) or any multiple thereof; (e) each Request for Line of Credit Advance, once delivered to Agent, shall not be revocable by Company and shall constitute and include a certification by the Company as of the date thereof that:
          (i) both before and after the Line of Credit Advance, the obligations of the Company and the Guarantors set forth in this Agreement and the Loan Documents, as applicable, are valid, binding and enforceable obligations of said parties; (ii) to the best knowledge of Company, all conditions to Line of Credit Advances (including, without limitation, Section 6.9 hereof) have been satisfied; (iii) both before and after the Line of Credit Advance, there is no Default or Event of Default in existence; and (iv) both before and after the Line of Credit Advance, the representations and warranties contained in this Agreement and the Loan Documents are true and correct in all material respects.

               "2.A.4 Disbursement of Line of Credit Advances.

               "(a) Upon receiving any Request for Line of Credit Advance from Company under Section 2.A.3 hereof, Agent shall promptly notify each Line of Credit Bank by wire, telecopy, telex or by telephone (confirmed by wire, telecopy or telex) of the amount of such Line of Credit Advance to be made and the date such Line of Credit Advance is to be made by said Line of Credit Bank pursuant to its Percentage of the Line of Credit Advance. Unless such Line of Credit Bank's commitment to make Line of Credit Advances hereunder shall have been suspended or terminated in accordance with this Agreement, each Line of Credit Bank shall send the amount of its Percentage of the Line of Credit Advance in same day funds in Dollars to Agent at the office of Agent located at One Detroit Center, Detroit, Michigan 48226 not later than 2:00 p.m. (Detroit time) on the date of such Advance.

               "(b) Subject to submission of an executed Request for Line of Credit Advance by Company without exceptions noted in the compliance certification therein and to the other terms and conditions hereof, Agent shall make available to Company the aggregate of the amounts so received by it from the Line of Credit Banks under this Section 2.A.4, in like funds, not later than 4:00 p.m. (Detroit time) on the date of such Line of Credit Advance by credit to an account of Company maintained with Agent or to such other account or third party as Company may reasonably direct.

               "(c) Unless Agent shall have been notified by any Line of Credit Bank prior to the date of any proposed Line of Credit Advance that such Line of Credit Bank does not intend to make available to Agent such Line of Credit Bank's Percentage of such Line of Credit Advance, Agent may assume that such Line of Credit Bank has made such amount available to Agent on such date, as aforesaid and may, in its sole discretion and without obligation to do so, in reliance upon such assumption, make available to Company a corresponding amount. If such amount is not in fact made available to Agent by such Line of Credit Bank in accordance with Section 2.A.4(a), as aforesaid, Agent shall be entitled to recover such amount on demand from such Line of Credit Bank. If such Line of Credit Bank does not pay such amount forthwith upon Agent's demand therefor, the Agent shall promptly notify Company, and Company shall pay such amount to Agent. Agent shall also be entitled to recover from such Line of Credit Bank or from Company, as the case may be, interest on such amount in respect of each day from the date such amount was made available by Agent to Company to the date such amount is recovered by Agent, at a rate per annum equal to:

              "(i) in the case of such Line of Credit Bank, the Federal Funds Effective Rate; or

              "(ii) in  the  case  of  Company,   the  rate  of  interest   then
                    applicable to the Line of Credit Advance.

          The obligation of any Line of Credit Bank to make any Line of Credit Advance hereunder shall not be affected by the failure of any other Line of Credit Bank to make any Line of Credit Advance hereunder, and no Bank shall have any liability to the Company, the Agent, any other Bank, or any other party for another Bank's failure to make any loan or Line of Credit Advance hereunder.

               "2.A.5 Reduction of Indebtedness; Line of Credit Aggregate Commitment. If at any time and for any reason the aggregate principal amount of Line of Credit Advances to Company exceeds the then applicable Line of Credit Aggregate Commitment, Company shall immediately reduce any pending request for a Line of Credit Advance on such day by the amount of such excess and, to the extent any excess remains thereafter, immediately repay an amount of the Indebtedness equal to such excess.

               "2.A.6 Optional Reduction or Termination of Line of Credit Aggregate Commitment. The Company may, upon at least five (5) business days' prior written notice to Agent, permanently reduce the Line of Credit Aggregate Commitment in whole, at any time, or in part from time to time without premium or penalty, provided that: (i) each partial reduction of the Line of Credit Aggregate Commitment shall be in an aggregate amount equal to at least Two Million Five Hundred Thousand Dollars ($2,500,000) or a larger multiple of One Million Dollars ($1,000,000); and (ii) the Company shall prepay in accordance with the terms hereof the amount, if any, by which the aggregate unpaid principal amount of Line of Credit Advance, exceeds the amount of the Line of Credit Aggregate Commitment, taking into account the aforesaid reductions thereof, together with the accrued or unpaid interest on the principal amount of such prepaid Line of Credit Advances to the date of prepayment. Reductions of the Line of Credit Aggregate Commitment and any accompanying prepayments of the Line of Credit Note shall be distributed by Agent to the Line of Credit Banks in accordance with each such Bank's Percentage thereof, and will not be available for reinstatement by or readvance to the Company. Any reductions of the Line of Credit Aggregate Commitment shall reduce each Line of Credit Bank's portion thereof proportionately (based upon the applicable Percentages) and shall be permanent in and irrevocable."

     15. Section 3.2(b) of the Agreement is amended to read as follows:

               "(b) the face amount of the Letter of Credit requested, plus the aggregate principal amount of all Revolving Credit Advances and Swing Line Advances outstanding under the Notes, plus the aggregate undraw portion of all other outstanding Letter of Credit Obligations do not exceed the then applicable Revolving Credit Aggregate Commitment;"

     16. All references to the term "Bank(s)" in Sections 3.4, 3.6, 3.8, 3.9 and
3.11 of the Agreement shall mean "Revolving Credit Bank(s)".

     17. Section 4.1 of the Agreement is amended to read as follows:

               "4.1 Swing Line Commitment. Swing Line Bank shall, on the terms and subject to the conditions hereinafter set forth, make one or more advances (each such advance being a "Swing Line Advance") to Borrower from time to time on any Business Day during the period from the date hereof to (but excluding) the Revolving Credit Maturity Date in an aggregate amount not to exceed Five Million Dollars ($5,000,000) at any time outstanding; provided, however, that after giving effect to all Swing Line Advances and all Revolving Credit Advances requested to be made on such date, the aggregate principal amount of all outstanding Revolving Credit Advance and Swing Line Advances shall not exceed the then applicable Revolving Credit Aggregate Commitment. All Swing Line Advances shall be evidenced by the Swing Line Note, under which advances, repayments and readvances may be made, subject to the terms and conditions of this Agreement. Each Swing Line Advance shall mature and the principal amount thereof shall be due and payable by Company on the last day of the Interest Period applicable thereto. In no event whatsoever shall any outstanding Swing Line Advance be deemed to reduce, modify or affect any Revolving Credit Bank's commitment to make Revolving Credit Advances based upon its Percentage."

     18. All references in Article 3 of the Agreement to the term "Advance" shall mean "Revolving Credit Advance" and all references in Article 3 of the Agreement to the term "Bank(s)" shall mean "Revolving Credit Bank(s)".

     19. Section 4.3(c) of the Agreement is amended to read as follows:

               "(c) the principal amount of such requested Swing Line Advance, plus the principal amount of all other Revolving Credit Advances and Swing Line Advances then outstanding hereunder, plus the aggregate undraw portion of any Letter of Credit which shall be outstanding as of the date of the requested Swing Line Advance, plus the aggregate face amount of Letters of Credit requested but not yet issued, plus the aggregate amount of all outstanding Letter of Credit Obligations shall not exceed the then applicable Revolving Credit Aggregate Commitment;"

     20. Section 5.2 of the Agreement is amended to read as follows:

               "5.2 Prime-based Interest Payments. Interest on the unpaid balance of all Prime-based Advances from time to time outstanding shall accrue from the date of such Advances to the Revolving Credit Maturity Date or Line of Credit Maturity Date, as applicable (and until paid), at a per annum interest rate equal to the Prime-based Rate, and shall be payable in immediately available funds monthly commencing on the first day of the month next succeeding the month during which the initial Advance is made and on the first day of each month thereafter. Interest accruing at the Prime-based Rate shall be computed on the basis of a 360 day year and assessed for the actual number of days elapsed, and in such computation effect shall be given to any change in the interest rate resulting from a change in the Prime-based Rate on the date of such change in the Prime-based Rate."

     21. Section 8.4 of the Agreement is amended to read as follows:

               "Section 8.4 Maintain Funded Debt to EBITDA Ratio. Maintain at all times a Funded Debt to EBITDA Ratio of not more than the Maximum Funded Debt to EBITDA Ratio. "Maximum Funded Debt to EBITDA Ratio" shall mean the following during the period set forth below:

         as of December 31, 1996 .................................   5.50 to 1
         from January 1, 1997 through March 31, 1997 .............   5.75 to 1
         from April 1, 1997 through June 30, 1997 ................   6.5 to 1
         from July 1, 1997 through September 30, 1997 ............   5.25 to 1
         from October 1, 1997 and thereafter .....................   4.75 to 1."

     22. Section 8.5 of the Agreement is amended to read as follows:

               "Section 8.5 Maintain Fixed Charge Coverage Ratio. On a Consolidated Basis, maintain at all times a Fixed Charge Coverage Ratio of not less than the following, during the periods set forth below:

         as of December 31, 1996 .................................   1.50 to 1
         from January 1, 1997 through March 31, 1997 .............   1.25 to 1
         from April 1, 1997 through June 30, 1997 ................   1.0 to 1
         from July 1, 1997 through September 30, 1997 ............   1.25 to 1
         from October 1, 1997 and thereafter .....................   1.75 to 1."

     23. Section 8.21 is added to the Agreement as follows:

               "Section 8.21 Additional Capital. On or before June 30, 1997, furnish Agent, with copies for each Bank, with a mandate letter executed by Company and an investment banker satisfactory to Agent pursuant to which Company commits (subject to standard conditions) to raise not less than $35,000,000 in capital through a public offering or private placement in the form of unsecured debt ("Debt Offering"). The proceeds of the Debt Offering shall be used by Company solely to repay the Indebtedness outstanding hereunder and such proceeds shall be applied first to repay the Indebtedness outstanding under the Line of Credit Notes, pro rata (and concurrently with such repayment, the Line of Credit Aggregate Commitment shall be permanently reduced in an amount equal to such repayment) and then to repay the Indebtedness outstanding under the Revolving Credit Notes, pro rata; provided, however, if the amount of the Debt Offering exceeds $35,000,000, Company, at its option, may first use the proceeds thereof to make a loan, advance or other distribution to JPE Canada to repay the indebtedness of JPE Canada to Bank of Nova Scotia and thereafter Company shall use the balance of the proceeds of the Debt Offering to repay the Indebtedness in the manner and order as first set forth in this sentence. Repayments of the Notes under this Section 8.21 shall be made in accordance with the terms and conditions of Sections 2.8 and 2.A.6 of this Agreement, respectively, and, if any such repayment requires the prepayment of a Eurodollar-based Advance or Quoted Rate Advance on a day other than the last day of the Interest Period applicable thereto, such repayment shall be subject to the prepayment penalty provisions of Section 12.1 hereof."

     24. Section 9.7 of the Agreement is amended to read as follows:

               "Section 9.7 Acquisitions. Purchase or otherwise acquire or become obligated for the purchase of all or substantially all or any material portion of the assets of business interest of any Person, firm or corporation, or any shares of stock (or other ownership interest) of any corporation, trusteeship or association, or any business or going concern or in any other manner effectuate or attempt to effectuate an expansion of present business by acquisition, except for (a) the Pebra Acquisition, provided that each of the requirements set forth in subparagraphs (i) through (vii) of the definition of Permitted Acquisition, other than clause (a) of subparagraph (vii), have been satisfied and (b) the BATCO Acquisition, provided that each of the requirements set forth in subparagraphs (i) through (vii) of the definition of Permitted Acquisition have been satisfied.

     25. Section 10.1(c) of the Agreement is amended to read as follows:

               "(c) default in the observance or performance of any of the conditions, covenants or agreements of Company set forth in Sections 2.7, 2.A.5, 3.6, 8.1, 8.3 through 8.6, 8.8, 8.11, 8.13, 8.15 through
          8.19, 8.21, Article 9 (in its entirety), Section 13.7 or Section 14.25 hereof;"

     26. Section 10.1 (n) is added to the Agreement as follows:

               "(n) The failure of Company to close the Debt Offering on or before December 31, 1997."

     27. Section 10.2 of the Agreement is amended to read as follows:

               "10.2 Exercise of Remedies. If an Event of Default has occurred and is continuing hereunder: (r) the Agent shall, upon being directly to do so by the Majority Banks, declare the Revolving Credit Aggregate Commitment (and any commitment to increase the Revolving Credit Aggregate Commitment) and the Line of Credit Commitment (and any commitment to increase the Line of Credit Commitment) terminated; (w) the Agent shall, upon being directed to do so by the Majority Banks, declare the entire unpaid principal Indebtedness, including the Notes, immediately due and payable, without presentment, notice or demand, all of which are hereby expressly waived by Company; (x) upon the occurrence of any Event of Default specified in subsection 10.1(j), above, and notwithstanding the lack of any declaration by Agent under preceding clause (w), the entire unpaid principal Indebtedness, including the Notes, shall become automatically and immediately due and payable, and the Revolving Credit Aggregate Commitment and the
          Line of Credit Aggregate Commitment shall be automatically and immediately terminated; (y) the Agent shall, upon being directed to do so by the Majority Banks, demand immediate delivery of cash collateral, and the Company and each Account Party agrees to deliver such cash collateral upon demand, in an amount equal to the maximum amount that may be available to be drawn at any time prior to the stated expiry of all outstanding Letters of Credit, and (z) the Agent shall, if directed to do so by the Majority Banks or all of the Banks, as applicable (subject to the terms hereof), exercise any remedy permitted by this Agreement, the other Loan Documents or law."

     28. Section 11.2 of the Agreement is amended to read as follows:

               "11.2 Application of Proceeds of Collateral. Notwithstanding anything to the contrary in this Agreement, after an Event of Default, the proceeds of any of the Collateral, together with any offsets, voluntary payments by Company or any Guarantor or others and any other sums received or collected in respect of the Indebtedness, shall be applied, first, to the Revolving Credit Notes, the Swing Line Note, the Line of Credit Notes and Company's cash collateral obligations under Section 10.2(y) hereof in respect of all outstanding Letters of Credit ("Cash Collateral Obligations) (in each case to the extent secured by the Collateral in accordance with the Loan Documents), pro rata based upon the ratio that the indebtedness outstanding under the Revolving Credit Notes, Swing Line Note, Line of Credit Notes and the Cash Collateral Obligation, respectively, bears to the aggregate outstanding principal Indebtedness, next, to any other Indebtedness on a pro rata based on each Bank's aggregate Percentage of the Revolving Credit Aggregate Commitment and Line of Credit Aggregate Commitment as set forth in part (c) on Exhibit "G" annexed hereto, and then, if there is any excess, to Company or the applicable Guarantor, as the case may be. The application of such proceeds and other sums to the Revolving Credit Notes and Line of Credit Notes shall be based on each Bank's Percentage of the aggregate of the loans evidenced by such Notes, respectively, and the application of such proceeds and other sums to the Cash Collateral Obligation shall be based on each Bank's Percentage of risk participation in all outstanding Letters of Credit.

     29. Section 11.3 of the Agreement is amended to read as follows:

               "11.3 Pro-rata Recovery. (a) If any Revolving Credit Bank shall obtain any payment or other recovery (whether voluntary, involuntary, by application of offset or otherwise) on account of principal of, or interest on, any of the Revolving Credit Notes in excess of its pro rata share of payments then or thereafter obtained by all Revolving Credit Banks upon principal of and interest on all Revolving Credit Notes, such Revolving Credit Bank shall purchase from the other Revolving Credit Banks such participation in the Revolving Credit Notes held by them as shall be necessary to cause such purchasing Revolving Credit Bank to share the excess payment or other recovery ratably in accordance with the Percentage with each of them; provided, however, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing holder, the purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

               "(b) If any Line of Credit Bank shall obtain any payment or other recovery (whether voluntary, involuntary, by application of offset or otherwise) on account of principal of, or interest on, any of the Line of Credit Notes in excess of its pro rata share of payments then or thereafter obtained by all Line of Credit Banks upon principal of and interest on all Line of Credit Notes, such Line of Credit Bank shall purchase from the other Line of Credit Banks such participation in the Line of Credit Notes held by them as shall be necessary to cause such purchasing Line of Credit Bank to share the excess payment or other recovery ratably in accordance with the Percentage with each of them; provided, however, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing holder, the purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest. "

     30. Exhibit "G" of the Agreement is amended to read in the form annexed hereto.

     31. Exhibits "L" and "M" are added to the Agreement in the form annexed hereto.

     32. Schedule 7.7 of the Agreement is amended to read in the form annexed hereto.

     33. Company hereby represents and warrants that, after giving effect to the amendments contained herein, (a) execution, delivery and performance of this Amendment and any other documents and instruments required under this Amendment or the Agreement are within Company's corporate powers, have been duly authorized, are not in contravention of law or the terms of Company's Articles of Incorporation or Bylaws, and do not require the consent or approval of any governmental body, agency, or authority; and this Amendment and any other documents and instruments required under this Amendment or the Agreement, will be valid and binding in accordance with their terms; (b) the continuing representations and warranties of Company set forth in Sections 7.1 through 7.22 and 7.24 of the Agreement are true and correct on and as of the date hereof with the same force and effect as if made on and as of the date hereof; (c) the continuing representations and warranties of Company set forth in Section 7.23 of the Agreement are true and correct as of the date hereof with respect to the most recent financial statements furnished to Agent by Company in accordance with Section 8.3 of the Agreement; and (d) no Event of Default, or condition or event which, with the giving of notice or the running of time, or both, would constitute an Event of Default under the Agreement, has occurred and is continuing as of the date hereof.

     34. The amendments set forth above shall be effective as of April 16, 1997 upon (i) delivery to Agent of each of the documents set forth on the attached closing agenda in form satisfactory to Agent and the Banks, (ii) delivery of evidence satisfactory to Banks of the closing of the BATCO Acquisition, (iii) payment by Company of a nonrefundable commitment fee of $35,000 to Agent for distribution to the Line of Credit Banks pro rata based on their respective Percentages of the Line of Credit Aggregate Commitment, and (iv) payment by Company of a nonrefundable amendment fee of $55,000 to Agent for distribution to each of the Banks pro rata based on their respective Percentages of the Revolving Credit Aggregate Commitment.

     35. This Amendment may be executed in counterparts.

     IN WITNESS WHEREOF, the parties execute this Amendment as of the date set forth above.

COMPANY:                               JPE, INC.

                                       By:  /s/ James J. Fahrner
                                          ----------------------------
                                       Its: Vice President and
                                            Chief Financial Officer



AGENT:                                 COMERICA BANK

                                       By:  /s/ James .R. Grossett
                                          ----------------------------
                                       Its: First Vice President



REVOLVING CREDIT BANKS                 COMERICA BANK
and
LINE OF CREDIT BANKS:                  By:  /s/ James R. Grossett
                                          ----------------------------
                                       Its: First Vice President


                                       NBD BANK

                                       By:  /s/ Erik W. Bakker
                                          ----------------------------
                                       Its: Vice President


                                       NATIONAL BANK OF CANADA

                                       By:  /s/ Jeffrey C. Angell
                                          ----------------------------
                                       Its: Vice President

                                       By:  /s/ Duane K. Bedard
                                          ----------------------------
                                       Its: Vice President


                                       HARRIS TRUST AND SAVINGS BANK

                                       By:  /s/ Peter Dancy
                                          ----------------------------
                                       Its: Vice President


                                       BANK ONE, DAYTON, N.A.

                                       By:  /s/ Joey D. Williams
                                          ----------------------------
                                       Its: Vice President



SWING LINE BANK:                       COMERICA BANK

                                       By:  /s/ James R. Grossett
                                          ----------------------------
                                       Its: First Vice President